UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2018

The Kraft Heinz Company
(Exact name of registrant as specified in its charter)

Commission File Number: 001-37482

Delaware	46-2078182
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2018, the Company announced the appointment of Joao Araujo as Head of Global Operations, effective January 1, 2019. Mr. Araujo, age 46, joined Kraft Heinz in January 2014 and has served as Head of Operations for the Company’s EMEA segment since December 2017.  Previously, Mr. Araujo served as Vice President of Operations for Kraft Heinz’s Europe segment (from August 2015 through December 2017) and as Vice President of Operations for our APAC segment (from January 2014 through August 2015). Prior to joining Kraft Heinz, Mr. Araujo was Executive Partner, Business Development & Consulting at the Instituto de Logistica e Supply Chain, a supply chain management company. There were no material changes to Mr. Araujo’s compensation arrangements relating to this appointment, and he was not selected pursuant to any arrangement or understanding between him and any other person. Mr. Araujo has no family relationships with any of our directors or executive officers. There have been no related party transactions between us and Mr. Araujo reportable under Item 404(a) of Regulation S-K. In connection with Mr. Araujo’s appointment on January 1, 2019, Eduardo Pelleissone, the Company’s Head of Global Operations, will transition to a new role to lead certain strategic initiatives.

Item 7.01. Regulation FD Disclosure.

On November 6, 2018, the Company issued a press release announcing the entry into a definitive agreement to sell its Canadian natural cheese business to Parmalat S.p.A. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.  The information furnished pursuant to this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d) The following exhibit is furnished with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	The Kraft Heinz Company Press Release, dated November 6, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: November 6, 2018	By:	/s/ David H. Knopf
David H. Knopf
Executive Vice President and Chief Financial Officer

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